Exhibit 99.1

Investor Relations Contact:	Media Contact:
Carolyn Bass	Mei Li
Market Street Partners	NetSuite Inc.
415.445.3232	650.627.1063
IR@netsuite.com	meili@netsuite.com

NETSUITE ANNOUNCES FOURTH QUARTER AND FISCAL 2012 FINANCIAL RESULTS

•	Record Q4 Revenue of $85.0 Million, a 33% Year-over-Year Increase

•	Record 2012 Revenue of $308.8 Million, 31% Growth over Prior Year

•	2012 Operating Cash Flow of $54.3 Million, 50% Growth over Prior Year

SAN MATEO, Calif. - January 31, 2013-NetSuite Inc. (NYSE: N), the industry's leading provider of cloud-based financials / ERP software suites, today announced operating results for its fourth quarter and fiscal year ended December 31, 2012.

Total revenue for the fourth quarter of 2012 was $85.0 million, representing a 33% increase over the prior year. Total revenue for the year was $308.8 million, a year-over-year increase of 31%.

Cash flow from operations was $13.4 million in the fourth quarter of 2012, an increase of $1.7 million, or 15%, over the same period last year. Cash flow from operations was $54.3 million for the year, an increase of $18.0 million, or 50%, over the prior year.

On a GAAP basis, net loss for the fourth quarter of 2012 was $9.6 million, or $(0.13) per share, as compared to a net loss of $7.6 million, or $(0.11) per share, in the fourth quarter of 2011. GAAP net loss for the year ended December 31, 2012 was $35.2 million, or $(0.50) per share, as compared to a GAAP net loss of $32.0 million, or $(0.48) per share, in 2011.

Non-GAAP net income for the fourth quarter of 2012 was $4.6 million, or $0.06 per share, as compared to non-GAAP net income of $3.4 million, or $0.05 per share, in the fourth quarter of 2011. Non-GAAP net income for the year ended December 31, 2012 was $19.1 million, or $0.26 per share, as compared to non-GAAP net income of $10.8 million, or $0.15 per share, in 2011.

"In a year that saw Microsoft once again fail to deliver cloud-native ERP solutions, and in a quarter that saw SAP miss their most recent top- and bottom-line forecast as more large enterprises moved to the cloud, NetSuite delivered its best year ever," said NetSuite CEO Zach Nelson. "And we continue to put even more distance between us and our competitors with the introduction of new capabilities like NetSuite SuiteCommerce which transforms operational business systems into customer-facing commerce solutions."

Conference Call
In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PST (5:00 p.m. EST) today to discuss the Company's fourth quarter and fiscal 2012 financial results, and our outlook for the first quarter and fiscal 2013. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite's website at www.netsuite.com/investors. The live call can be accessed by dialing 888-663-2241 (U.S.) or 913-312-1486 (outside the U.S.) and referencing passcode: 4228229. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 4228229.

About NetSuite
NetSuite Inc. is the industry's leading provider of cloud-based financials / Enterprise Resource Planning (ERP) software suites. In addition to financials/ERP software suites, NetSuite offers a broad suite of applications, including accounting, Customer Relationship Management (CRM), Professional Services Automation (PSA) and Ecommerce that enables companies to manage most of their core business operations in its single integrated suite. NetSuite's "real-time dashboard" technology provides an easy-to-use view into up-to-date, role-specific business information. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements
This press release and NetSuite's scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite's management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to us as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at one or more of our data centers may occur; a security breach may impact operations; risks associated with material defects or errors in our software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth and effectively scale the organization; failure to protect and enforce our intellectual property rights; assertions by third parties that we infringe their intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; changes in foreign exchange rates, and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today's discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to our Annual Report on Form 10-K filed on February 28, 2012, and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system ("EDGAR") at www.sec.gov or NetSuite's website at www.netsuite.com.

Non-GAAP Financial Measures
Our stated results include certain non-GAAP financial measures, including non-GAAP operating income, net income, weighted average shares outstanding, and net income per share. Non-GAAP operating income and non-GAAP net income exclude expenses related to stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations and costs associated with the settlement of a patent dispute. Non-GAAP operating income and non-GAAP net income exclude these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. We believe these adjustments provide useful comparative information to investors.

We consider these non-GAAP financial measures to be important because they provide useful measures of our operating performance and are used by our management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding our operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on our Investor Relations website at www.netsuite.com/investors. The contents of the website are not incorporated by reference into this press release.

NOTE: NetSuite and the NetSuite logo are service marks of NetSuite Inc.

NetSuite Announces Fourth Quarter and Fiscal 2012 Results

NetSuite Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands)
(unaudited)

	December 31,
	2012	2011
Assets
Current assets:
Cash and cash equivalents	$185,859	$141,448
Accounts receivable, net of allowances of $701 and $396 as of December 31, 2012 and December 31, 2011, respectively	64,861	39,105
Deferred commissions	26,959	22,968
Other current assets	9,049	8,693
Total current assets	286,728	212,214
Property and equipment, net	27,210	21,823
Deferred commissions, non-current	4,784	3,585
Goodwill	35,661	27,564
Other intangible assets, net	12,420	12,162
Other assets	2,972	3,832
Total assets	$369,775	$281,180
Liabilities and total equity
Current liabilities:
Accounts payable	$3,476	$1,905
Deferred revenue	154,051	105,800
Accrued compensation	18,806	17,748
Accrued expenses	11,974	8,285
Other current liabilities	9,948	7,829
Total current liabilities	198,255	141,567
Long-term liabilities:
Deferred revenue, non-current	7,365	5,898
Other long-term liabilities	5,386	5,705
Total long-term liabilities	12,751	11,603
Total liabilities	211,006	153,170
Total equity:
Common stock	727	688
Additional paid-in capital	535,853	470,485
Accumulated other comprehensive income	950	369
Accumulated deficit	(378,761)	(343,532)
Total equity	158,769	128,010
Total liabilities and total equity	$369,775	$281,180

NetSuite Announces Fourth Quarter and Fiscal 2012 Results

NetSuite Inc.
Condensed Consolidated Statements of Operations
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2012	2011	2012	2011
Revenue:
Subscription and support	$68,534	$54,191	$252,903	$199,579
Professional services and other	16,472	9,902	55,922	36,747
Total revenue	85,006	64,093	308,825	236,326
Cost of revenue:
Subscription and support (1)	11,135	8,741	41,857	33,083
Professional services and other (1)	15,488	10,327	53,706	37,777
Total cost of revenue	26,623	19,068	95,563	70,860
Gross profit	58,383	45,025	213,262	165,466
Operating expenses:
Product development (1)	14,429	11,916	52,739	43,531
Sales and marketing (1)	42,563	31,963	154,294	120,172
General and administrative (1)	10,134	8,112	38,469	31,951
Total operating expenses	67,126	51,991	245,502	195,654
Operating loss	(8,743)	(6,966)	(32,240)	(30,188)
Other income / (expenses) and income taxes, net	(878)	(649)	(2,989)	(1,819)
Net loss	(9,621)	(7,615)	(35,229)	(32,007)
Net loss per share	$(0.13)	$(0.11)	$(0.50)	$(0.48)
Weighted average number of shares used in computing net loss per common share	71,977	68,285	70,713	66,919

(1) Includes stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations and costs associated with settlement of patent dispute as follows:

	Three months ended December 31,		Twelve months ended December 31,
	2012	2011	2012	2011
Cost of revenue:
Subscription and support	$1,135	$870	$4,691	$3,568
Professional services and other	1,612	1,083	5,978	4,138
Operating expenses:
Product development	3,999	3,316	15,301	12,015
Sales and marketing	4,283	3,528	16,588	13,437
General and administrative	3,148	2,253	11,803	9,662
Total	$14,177	$11,050	$54,361	$42,820

NetSuite Announces Fourth Quarter and Fiscal 2012 Results

NetSuite Inc.
Reconciliation of Net Loss Per Share to Non-GAAP Net Income Per Share
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2012	2011	2012	2011
Reconciliation between GAAP operating loss and non-GAAP operating income:
Operating loss	$(8,743)	$(6,966)	$(32,240)	$(30,188)
Reversal of non-GAAP expenses:
Stock-based compensation (a)	12,503	10,149	48,442	38,315
Amortization of intangible assets and business combination costs (b)	1,674	901	5,919	3,785
Costs associated with settlement of patent dispute (c)	—	—	—	720
Non-GAAP operating income	$5,434	$4,084	$22,121	$12,632
Numerator:
Reconciliation between GAAP net loss and non-GAAP net income:
Net loss	$(9,621)	$(7,615)	$(35,229)	$(32,007)
Stock-based compensation (a)	12,503	10,149	48,442	38,315
Amortization of intangible assets and business combination costs (b)	1,674	901	5,919	3,785
Costs associated with settlement of patent dispute (c)	—	—	—	720
Non-GAAP net income	$4,556	$3,435	$19,132	$10,813
Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	71,977	68,285	70,713	66,919
Effect of dilutive securities (stock options and restricted stock awards) (d)	2,999	3,863	3,461	4,287
Non-GAAP weighted average shares used in computing non-GAAP net income per common share	74,976	72,148	74,174	71,206
GAAP net loss per share	$(0.13)	$(0.11)	$(0.50)	$(0.48)
Non-GAAP net income per share	$0.06	$0.05	$0.26	$0.15
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of operating income, net income, weighted average shares outstanding and net income per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets, transaction costs for business combinations and costs associated with the settlement of a patent dispute and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance.

NetSuite Announces Fourth Quarter and Fiscal 2012 Results

The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.
While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a)
Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. We believe that the exclusion of stock-based compensation expense allows for financial results that are more indicative of our operational performance and provide for a useful comparison of our operating results to prior periods and to our peer companies because stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price.

(b)
Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. Expense for the amortization of intangible assets is a non-cash item, and we believe the exclusion of this amortization expense provides for a useful comparison of our operating results to prior periods and to our peer companies. In Q2 2012, certain customers acquired in a previous business combination transitioned from their legacy service offering to a NetSuite service offering or terminated their service completely. As a result, we recorded a $401,000 impairment charge related to the legacy product's developed technology intangible asset. This impairment charge is included in amortization of intangible assets. Business combinations result in non-continuing operating expenses which would not otherwise have been incurred by us in the normal course of our business operations. We believe the exclusion of acquisition related expense items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(c)
In 2011, we entered into a patent cross licensing agreement with a large technology company which, among other things, resolved a patent dispute over our alleged past usage of the other party's technology. This resolution resulted in a charge in the second quarter of 2011. We believe the impact of this patent cross licensing agreement on our financial statements is not indicative of our continuing operations and its exclusion allows for financial statements that provide for a useful comparison of our operating results to prior periods and to our peer companies.

(d)
These securities are anti-dilutive on a GAAP basis as a result of the Company's net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces Fourth Quarter and Fiscal 2012 Results

NetSuite Inc.
Condensed Consolidated Statements of Cash Flows
(dollars in thousands)
(unaudited)

	Twelve Months Ended December 31,
	2012	2011
Cash flows from operating activities:
Net loss	$(35,229)	$(32,007)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	11,006	9,177
Amortization of other intangible assets	4,580	3,786
Provision for accounts receivable allowances	616	328
Stock-based compensation	48,442	38,315
Amortization of deferred commissions	45,312	34,666
Excess tax benefit on stock-based compensation	(297)	—
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(25,913)	(12,093)
Deferred commissions	(50,504)	(44,429)
Other current assets	(443)	(837)
Other assets	818	84
Accounts payable	1,030	725
Accrued compensation	940	5,721
Deferred revenue	49,524	30,529
Other current liabilities	5,453	2,376
Other long-term liabilities	(1,037)	(68)
Net cash provided by operating activities	54,298	36,273
Cash flows from investing activities:
Purchases of property and equipment	(11,843)	(8,586)
Capitalized internal use software	(3,041)	(816)
Cash paid in business combination	(9,221)	(1,850)
Net cash used in investing activities	(24,105)	(11,252)
Cash flows from financing activities:
Payments under capital leases	(726)	(483)
Payments under capital leases and long-term debt - related party	(1,550)	(1,117)
RSU acquired to settle employee withholding liability	(257)	(269)
Excess tax benefit on stock-based compensation	297	—
Proceeds from issuance of common stock, net of issuance costs	15,968	14,044
Net cash provided by financing activities	13,732	12,175
Effect of exchange rate changes on cash and cash equivalents	486	(46)
Net change in cash and cash equivalents	44,411	37,150
Cash and cash equivalents at beginning of period	141,448	104,298
Cash and cash equivalents at end of period	$185,859	$141,448